SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 23, 2004


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                            1-10434                       13-1726769
(State or other jurisdiction of  (Commission File Number)      (I.R.S. Employer
 incorporation or organization)                           Identification Number)


            PLEASANTVILLE, NEW YORK                             10570-7000
    (Address of principal executive offices)                    (Zip Code)

               Registrant's telephone number, including area code:
                                 (914) 238-1000



                                                              Page 1 of 3 pages.


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ITEM 5.  OTHER EVENTS.

         The Reader's Digest Association, Inc. has received a letter from the Federal Trade Commission inquiring whether our business practices comply with regulations regarding telemarketing and the National Do Not Call Registry, as well as regulations regarding so-called negative option plans and unordered merchandise. The FTC letter states that the inquiry follows consumer complaints to the FTC. The letter makes no specific assertion of any wrongdoing by us. Our marketing practices are reviewed by counsel in advance and are designed to comply with applicable regulations. The inquiry is in the preliminary stages and we intend to cooperation fully with the FTC.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE READER'S DIGEST ASSOCIATION, INC.
                                                      (Registrant)


DATE:  February 23, 2004
                                        /S/         C.H.R. DUPREE
                                       -----------------------------------------
                                                    C.H.R. DUPREE
                                        Vice President, Corporate Secretary and
                                             Associate General Counsel